Exhibit 99.1

The Nuvo Group Date: 9/29/2026 15:35 Document: Churchill Capital Corp XI Proxy Card Job: #209084 Revision No: ▼ FOLD HERE◦DO NOT SEPARATE◦INSERT IN THE ENVELOPE PROVIDED ▼ CHURCHILL CAPITAL CORP XI PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK ★★★ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PROXY CARD FOR EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL MEETING OF SHAREHOLDERS OF CHURCHILL CAPITAL CORP XI THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Michael Klein and Jay Taragin (each, a "Proxy") as proxy, with the power to appoint a substitute, to vote the shares that the undersigned is entitled to vote (the "Shares") at the extraordinary general meeting in lieu of an annual meeting of shareholders of Churchill Capital Corp XI to be held on [ ], 2026 at [ ] a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/churchillcapitalxi/2026 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in a Proxy's discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF YOUR PROXY. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed, on the other side) Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ ], 2026. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VIRTUAL MEETING If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the virtual special meeting online, please visit: https://www.cstproxy.com/churchillcapitalxi/2026 MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

The Nuvo Group Date: 9/29/2026 15:35 Document: Churchill Capital Corp XI Proxy Card Job: #209084 Revision No: Signature Signature, if held jointly Date_______________________, 2026 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Important Notice Regarding the Availability of Proxy Materials for the 2026 Extraordinary General Meeting in Lieu of an Annual Meeting of Shareholders to be held on [ ], 2026 This notice of meeting and the accompanying proxy statement/prospectus/consent solicitation statement are available at https://www.cstproxy.com/churchillcapitalxi/2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHURCHILL CAPITAL CORP XI PROXY CARD THE BOARD OF DIRECTORS UNANIMOUSLY (OF THOSE WHO VOTED) RECOMMENDS A VOTE "FOR" ALL PROPOSALS. Proposal No. 1 — a proposal to approve by ordinary resolution (a) the adoption of that certain Agreement and Plan of Merger and Reorganization, dated as of June 24, 2026 (as amended, modified, supplemented or waived from time to time, the "Merger Agreement"), by and among Churchill Capital Corp XI, a Cayman Islands exempted company ("CCXI"), BLB Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of CCXI ("Merger Sub"), and Agility Robotics, Inc., a Delaware corporation (the "Company"), and the related agreements to which CCXI is a party and (b) the merger of Merger Sub with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of CCXI (the "Merger"), and the other transactions contemplated by the Merger Agreement and the related agreements to which CCXI is a party (the "business combination" and, such proposal, the "business combination proposal"). Proposal No. 2 — a proposal to approve, on a non-binding advisory basis, by special resolution that CCXI be de-registered in the Cayman Islands pursuant to the Amended and Restated Articles of Association of CCXI and be registered by way of continuation as a corporation in the State of Delaware and conditional upon, and with effect from, the registration of CCXI in the State of Delaware as a corporation (the "Domestication"), governed by CCXI Certificate of Domestication attached as Exhibit 3.4 to the proxy statement/prospectus in respect of the extraordinary general meeting of CCXI (the "domestication proposal"). Proposal No. 3 — a proposal to approve, on a non-binding advisory basis, by special resolution, and adopt with effect from the Domestication, the Proposed Certificate of Incorporation, attached as Annex B to the proxy statement/prospectus, and Proposed Bylaws of CCXI, attached as Annex C to the proxy statement/prospectus (the "organizational documents proposal"). Proposal No. 4 — proposals to approve, on a non-binding advisory basis and as required by the applicable U.S. Securities and Exchange Commission guidance, by ordinary resolution, certain of the material differences between CCXI's current articles of association and the Proposed Certificate of Incorporation and the Proposed Bylaws (the "advisory organizational documents proposal"). Proposal No. 5 — a proposal to approve, by ordinary resolution, the issuance of shares of common stock of the Agility Robotics, Inc. following the Domestication in connection with the Merger (the "stock issuance proposal"). Proposal No. 6 — a proposal to approve, by ordinary resolution, and adopt the Agility Robotics, Inc. 2026 Equity Incentive Plan (the "Incentive Plan") in the form attached to the accompanying proxy statement/prospectus as Annex E, and the material terms thereof, including the authorization of the initial share reserve thereunder (the "incentive plan proposal"). Proposal No. 7 — a proposal to approve, by ordinary resolution, and adopt the Agility Robotics, Inc. 2026 Employee Stock Purchase Plan (the "ESPP") in the form attached to the accompanying proxy statement/prospectus/consent solicitation statement as Annex F, and the material terms thereof, including the authorization of the initial share reserve thereunder (the "ESPP proposal"). Proposal No. 8 — a proposal to approve, on a non-binding advisory basis, by ordinary resolution, the election of directors to serve staggered terms on the Post-Closing Company's board of directors following the consummation of the business combination until immediately following the date of the 2027, 2028 and 2029 annual stockholder meetings, as applicable, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal of death (the "director election proposal"). To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line below: Proposal No. 9 — a proposal to approve, by ordinary resolution, to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the any of the proposals at the extraordinary general meeting (the "adjournment proposal"). CONTROL NUMBER FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR ALL WITHOLD ALL FOR ALL EXCEPT Nominee Margaret "Peggy" Johnson Class I Director Pierre Gentin Class I Director Damion Shelton Class II Director Derek Aberle Class II Director Merline Saintil Class III Director FOR AGAINST ABSTAIN Please mark your vote like this